                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms12                               WEIGHTED AVERAGE PC RATE:    6.61446%
POOL NUMBER:  Group 1 = 1779, 1780, 1781
____________________________________________________________________________________________

ISSUE DATE:  10/31/2001
CERTIFICATE BALANCE AT ISSUE:    $538,248,701.61

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     640                         $252,982,228.60
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $378,736.02
Unscheduled Principal Collection/Reversals                            $42,798.66
Liquidations-in-full                                      67      $26,382,095.41
Net principal Distributed                                         $26,803,630.09    ($26,803,630.09)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        573                         $226,178,598.51

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,525,854.71

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $131,250.49

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $28,198,234.31

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms12                               WEIGHTED AVERAGE PC RATE:    6.61446%
POOL NUMBER:  Group 1 = 1779, 1780, 1781
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $26,803,630.09     $1,394,604.22             $0.00     $1,394,604.22             $0.00    $28,198,234.31

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,382,487.00             $0.00             $0.00             $0.00     $5,382,487.00
Bankruptcy Bond
   Single-Units           $212,503.00             $0.00             $0.00             $0.00       $212,503.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $5,382,487.00             $0.00             $0.00             $0.00     $5,382,487.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   19      $7,644,199.15         3        $942,749.30         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $492,716.42         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 01/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $8,424,269.70
                CB2                $3,159,101.85
                CB3                $2,369,326.40
                CB4                $1,316,292.44
                CB5                  $789,775.46
                CB6                $1,053,034.94
                              __________________
                Total             $17,111,800.80
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2001-ms12              POOL NUMBER:  Group 1 = 1779, 1780, 1781

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $226,178,598.51**        $9,079,664.87***        $7,644,199.15***
Number:                         1216                     23                      19
% of Pool:                    100.00%                  4.01%                   3.38%
(Dollars)
% of Pool:                    100.00%                  1.89%                   1.56%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $942,749.30***                $0.00***          $492,716.42***
Number:                           3                       0                       1
% of Pool:                    0.42%                    0.00%                   0.22%
(Dollars)
% of Pool:                    0.25%                    0.00%                   0.08%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.42021207.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.